ADVANCED SERIES TRUST

AST T. Rowe Price Growth Opportunities Portfolio

Supplement dated August 28, 2024 to the

Summary Prospectus, Prospectus and Statement of Additional Information,

each dated May 1, 2024, as supplemented

This supplement should be read in conjunction with the Summary Prospectus for the AST T. Rowe Price Growth Opportunities Portfolio (the Portfolio), and the Prospectus and the Statement of Additional Information (the SAI) for the Advanced Series Trust (the Trust). The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus.

New Subadvisory Arrangement, Investment Objective and Strategy Changes, Secondary Benchmark Change, Management Fee Change, and Name Change

On August 23, 2024, the Board of Trustees of the Trust approved: (i) a new subadvisory agreement with J.P. Morgan Investment Management Inc. to serve as subadviser to the Portfolio; (ii) certain revisions to the investment objective and principal investment strategy of the Portfolio; (iii) changing the Portfolio's secondary benchmark, and (iv) revisions to the Portfolio's management fee rate schedule, which are expected to lower the Portfolio's effective management fee. In connection with these changes, the Portfolio's name will change to "AST J.P. Morgan Aggressive Multi-Asset Portfolio." These changes are expected to become effective in, or around, the fourth quarter of 2024.

More detailed information will also be included in a supplement to the Portfolio's Summary Prospectus, and the Trust's Prospectus and SAI in the fourth quarter of 2024.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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